Exhibit 10.52
TWELFTH AMENDMENT TO
CREDIT AGREEMENT
THIS TWELFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 18, 2024, is entered into by and among LINGO MANAGEMENT, LLC, a Delaware limited liability company (“Borrower”), the Affiliates of the Borrower identified on the signature pages hereto (collectively, the “Secured Guarantors”), the financial institutions identified on the signature pages hereto (collectively, the “Lenders”), and Banc of California, as successor-in-interest to Banc of California, N.A., as Administrative Agent, with reference to the following facts:
RECITALS
A.    The Borrower, the Secured Guarantors, the Lenders, and Banc of California as Administrative Agent, are parties to a Credit Agreement dated as of August 16, 2022, as amended by that certain First Amendment to Credit Agreement and Joinder dated as of September 9, 2022, that certain Second Amendment to Credit Agreement and Joinder dated as of November 10, 2022, that certain Third Amendment to Credit Agreement dated as of March 2, 2023, that certain Fourth Amendment to Credit Agreement, dated as of November 6, 2023, that certain Fifth Amendment to Credit Agreement, dated as of February 29, 2024, that certain Sixth Amendment to Credit Agreement, dated as of March 15, 2024, that certain Seventh Amendment to Credit Agreement, dated as of April 9, 2024, that certain Eighth Amendment to Credit Agreement dated as of August 22, 2024, that certain Ninth Amendment to Credit Agreement, dated as of September 6, 2024, that certain Tenth Amendment to Credit Agreement, dated as of September 20, 2024, and that certain Eleventh Amendment to Credit Agreement, dated as of September 30, 2024 (the “Credit Agreement”).
B.    The parties wish to amend the Credit Agreement to make certain modifications as set forth below.
NOW, THEREFORE, the parties hereby agree as follows:
1.Defined Terms. All initially capitalized terms used in this Amendment (including, without limitation, in the recitals to this Amendment) without definition shall have the respective meanings assigned to such terms in the Credit Agreement.
2.Amendment to Section 6.01(a). Section 6.01(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows (deleted text is indicated by strikethrough formatting; added text is indicated in bold, italicized and underscored type):
(a)Ultimate Parent SEC Reporting. Ultimate Parent shall file with the SEC (i) annual reports on Form 10-K within 90 days (or in the case of the fiscal year of the Ultimate Parent ending December 31, 2023, 110 days) after the end of each fiscal year of Ultimate Parent, (ii) quarterly reports on Form 10-Q within 45 days (or in the case of (1) the fiscal quarter of the Ultimate Parent ending June 30, 2024, ~~132~~ 163 days and (2) the fiscal quarter of Ultimate Parent ending September 30, 2024, 71 days) after the end of each of the first three fiscal quarters of each fiscal year of the Ultimate Parent or such later date as permitted under the Securities and Exchange Act of 1934 or the rules and regulations promulgated thereunder, and (iii) any current reports on Form 8-K as and when required under the Securities Exchange Act of 1934, and in the case of this clause (iii) subject to permitted extensions.
3.Conditions Precedent. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions:
(i)This Amendment. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Secured Guarantors, and the Lenders;
(ii)Acknowledgment of Guaranties by Parent and Ultimate Parent. Parent and Ultimate Parent shall have executed the Acknowledgment of Parent and Ultimate Parent Guarantors attached to this Amendment;
(iii)Acknowledgment of Subordinate Creditor. B. Riley Commercial Capital LLC, B. Riley Securities, Inc., a Delaware corporation, B. Riley Principal Investments, LLC, a Delaware limited liability company, shall have executed the Acknowledgment of Subordinate Creditor attached to this Amendment;
(iv)No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing as of the date hereof; and
(v)Representations and Warranties. The representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
4.Reaffirmation and Ratification. The Borrower hereby reaffirms, ratifies and confirms its Obligations under the Credit Agreement and acknowledges that all of the terms and conditions of the Credit Agreement, as amended hereby, remain in full force and effect.
5.Integration. This Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Amendment.
6.Counterparts; Electronic Signatures. This Amendment may be executed in counterparts, each of which will be deemed to be an original, but all of which together will be deemed to be one and the same instrument. The exchange of copies of this Amendment and of executed signature pages by facsimile transmission or by electronic mail in “portable document format” (“.pdf”), or by a combination of such means, will constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of an original Amendment for all purposes. Banc of California may also execute this Amendment by electronic signature, whether digital or encrypted, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, “electronic signature” shall include DocuSign signature, faxed or emailed versions of an original signature or electronically scanned and transmitted versions of an original signature, each of which shall be of the same legal effect, validity, or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transaction Act any other similar state laws based on the

Uniform Electronic Transactions Act or the Uniform Commercial Code, and the parties hereto hereby waive any objection to the contrary.
7.Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of California.
[Rest of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

BORROWER:	LINGO MANAGEMENT, LLC, a Delaware limited liability company By: /s/ Ananth Veluppillai Name: Ananth Veluppillai Title: CEO

SECURED GUARANTORS:
BULLSEYE TELECOM, LLC,
a Michigan limited liability company

By:    /s/ Ananth Veluppillai
Name:     Ananth Veluppillai
Title:    CEO
BULLSEYE BUSINESS SOLUTIONS HOLDINGS, LLC,
a Michigan limited liability company

By:    /s/ Ananth Veluppillai
Name:     Ananth Veluppillai
Title:    CEO
BANDWAVE SYSTEMS, L.L.C.,
a Pennsylvania limited liability company

By:    /s/ Ananth Veluppillai
Name:     Ananth Veluppillai
Title:    CEO

BULLSEYE TELECOM OF VIRGINIA, LLC,
a Virginia limited liability company

By:    /s/ Ananth Veluppillai
Name:     Ananth Veluppillai
Title:    CEO

LINGO TELECOM OF THE WEST, LLC,
a Delaware limited liability company

By:    /s/ Ananth Veluppillai
Name:     Ananth Veluppillai
Title:    CEO
IMPACT ACQUISITION, LLC,
a Delaware limited liability company

By:    /s/ Ananth Veluppillai
Name:     Ananth Veluppillai
Title:    CEO

LINGO TELECOM, LLC, a Texas limited liability company By: /s/ Ananth Veluppillai Name: Ananth Veluppillai Title: CEO
LINGO TELECOM OF VIRGINIA, LLC, a Virginia limited liability company By: /s/ Ananth Veluppillai Name: Ananth Veluppillai Title: CEO

LINGO COMMUNICATIONS OF KENTUCKY, LLC a Georgia limited liability company By: /s/ Ananth Veluppillai Name: Ananth Veluppillai Title: CEO

ADMINISTRATIVE AGENT:	BANC OF CALIFORNIA By: /s/ Carlos Ramos Name: Carlos Ramos Title: EVP

LENDERS:	BANC OF CALIFORNIA By: /s/ Carlos Ramos Name: Carlos Ramos Title: EVP

GRASSHOPPER BANK
By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION
By: /s/ Glen Bleeker
Name:     Glen Bleeker
Title:     Senior Vice President

ACKNOWLEDGMENT OF PARENT AND
ULTIMATE PARENT GUARANTORS
The undersigned (the “Parent and Ultimate Parent Guarantors”) hereby acknowledge and agree to the attached Twelfth Amendment to Credit Agreement (the “Twelfth Amendment”). The Parent and Ultimate Parent Guarantors acknowledge and reaffirm their obligations owing to the Secured Parties under their respective unconditional guaranties (collectively, the “Guarantees”), and the Parent and Ultimate Parent Guarantors agree that their respective Guarantees are and shall remain in full force and effect notwithstanding the Twelfth Amendment. Although the Parent and Ultimate Parent Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to the same, the Parent and Ultimate Parent Guarantors understand that neither the Administrative Agent nor any other Secured Party has any obligation to inform the Parent and Ultimate Parent Guarantors of such matters in the future nor any obligation to seek the Parent and Ultimate Parent Guarantors’ acknowledgement or agreement to future amendments, consents or waivers with respect to the Credit Agreement, and nothing herein shall create such a duty.
All initially capitalized terms used in this Acknowledgment of Guarantors shall have the respective meanings set forth for such terms in the Credit Agreement referred to in the Twelfth Amendment.
Dated: November [__], 2024            B. RILEY PRINCIPAL INVESTMENTS, LLC,
a Delaware limited liability company

By: /s/ Ananth Veluppillai
Name:    Ananth Veluppillai
Title:    COO

B. RILEY FINANCIAL, INC.,
a Delaware corporation

By: /s/ Phillip Ahn
Name:    Phillip Ahn
Title:    CFO

ACKNOWLEDGMENT OF SUBORDINATE CREDITOR

The undersigned (individually and/or collectively, the “Subordinate Creditor”) hereby acknowledge and agree to the attached Twelfth Amendment to Credit Agreement (the “Twelfth Amendment”). The Subordinate Creditor acknowledges and reaffirms their obligations owing to the Senior Creditors under that certain Subordination Agreement, dated as of August 16, 2022 (as amended to date, the “Subordination Agreement”), and Subordinate Creditor agrees that the Subordination Agreement is and shall remain in full force and effect notwithstanding the Twelfth Amendment. Although the Subordinate Creditor has been informed of the matters set forth herein and have acknowledged and agreed to the same, the Subordinate Creditor understands that neither the Administrative Agent nor any other Senior Creditor has any obligation to inform the Subordinate Creditor of such matters in the future nor any obligation to seek the Subordinate Creditor’s acknowledgement or agreement to future amendments, consents or waivers with respect to the Credit Agreement, and nothing herein shall create such a duty.
All initially capitalized terms used in this Acknowledgment of Subordinate Creditor shall have the respective meanings set forth for such terms in the Credit Agreement referred to in the Twelfth Amendment and/or the Subordination Agreement, as applicable.

SUBORDINATE CREDITOR:
B. RILEY COMMERCIAL CAPITAL LLC,
a Delaware limited liability company
By: /s/ Phillip Ahn
Name:    Phillip Ahn
Title:    CFO

B. RILEY SECURITIES, INC.,
a Delaware corporation
 By: /s/ Mike McCoy
Name: Mike McCoy
Title: CFO

B. RILEY PRINCIPAL INVESTMENTS, LLC,
a Delaware limited liability company
By: /s/ Ananth Veluppillai
Name:    Ananth Veluppillai
Title:    COO

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